UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 29, 2006

                        GLOBAL GENERAL TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

             Nevada                       000-28417              76-0599457
             ------                       ---------              ----------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

              201 South Biscayne Boulevard, 28th Floor Miami Center
                              Miami, Florida 33131
                    (Address of principal executive offices)

                                 1-800-936-3204
              (Registrant's telephone number, including area code)

                                    ---------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

On March 29, 2006, Global General Technologies, Inc. issued a press release regarding the announcement that it was selected by the Shanghai Jiao Tong University to provide video surveillance and advance intelligent communications products at the 2010 World Expo to be held in Shanghai, China. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Information. Not applicable

     (b) Pro forma financial information. Not applicable

     (c) Exhibits. The following exhibit is included with this report:

         Exhibit 99.1      Press Release, dated March 29, 2006




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GLOBAL GENERAL TECHNOLOGIES, INC.
                                            (Registrant)

                                            By:      /s/ Shmuel Shneibalg _
                                            Name: Shmuel Shneibalg
                                            Title:   President

Date:  March 29, 2006